UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)   September 6, 2011

Presidential Realty Corporation
 (Exact name of registrant as specified in its charter)

DELAWARE	1-8594	13-1954619
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification Number)

180 South Broadway, White Plains, New York		10605
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code      (914) 948-1300

No change since last Report

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17CFR230.425)
[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR240.14a-12)
[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR240.14d-2(b))
[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR240.13e-4(c))

ITEM 3.01   Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

By letter dated September 6, 2011, Presidential Realty Corporation (the “Company”) received notice (the “Notice”) from the staff of the NYSE Amex LLC (the “Exchange”) of the intent of the Exchange to strike the Class B common stock of the Company from the Exchange by filing a delisting application with the Securities and Exchange Commission (the “SEC”) pursuant to Section 1009(d) of the NYSE Amex LLC Company Guide (the “Company Guide”).  On June 17, 2011, the Company received a letter from that Exchange that the Company is not in compliance with the Exchange’s continued listing standard set forth in Section 1003(a)(iii) of the Exchange’s Company Guide due to having stockholders’ equity of less than $6,000,000 at March 31, 2011 and losses from continuing operations in its five most recent fiscal years ended December 31, 2010.  In accordance with the Company Guide, the Company submitted a plan of compliance on July 13, 2011, and provided supplemental updates on August 4, 22 and 23, 2011.  After review of the plan of compliance, the Exchange Staff stated in the Notice that the Company “does not make a reasonable demonstration in the Plan of its ability to regain compliance with Section 1003(a)(iii).”

After careful consideration of its alternatives, the Company has determined not to appeal the Exchange’s decision to delist its Class B common stock.  Therefore, on September 13, 2011, the Exchange’s determination will become final. The Exchange will then suspend trading in the Company’s Class B common stock and submit an application to the SEC to strike the Company’s common stock from listing on the Exchange and registration under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).  The Company will then be deemed registered under Section 12(g) of the Exchange Act and will continue to file periodic and other reports pursuant to the requirements of the Exchange Act. As the Company has not entered into any strategic transaction, it intends to move forward with completing its plan of liquidation.

After the Company’s Class B common stock is delisted, the Company cannot predict whether any trading market, including any over-the-counter trading market, for the Company’s Class B common stock will develop or be sustained.  The Company’s Class A common stock currently trades in the over-the-counter market under the symbol PDNLA.

ITEM 8.01    Other Events

On September 12, 2011, the Company issued a press release announcing receipt of the Staff Determination as required by Sections 402 and 1202(b) of the Company Guide. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

ITEM 9.01    Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are filed herewith:

Exhibit	Description

99.1	Press release, dated September 12, 2011, announcing receipt of determination from NYSE Amex to delist the Company’s Class B common stock.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  September 12, 2011
PRESIDENTIAL REALTY CORPORATION

By: /s/ Jeffrey F. Joseph Jeffrey F. Joseph President

EXHIBIT INDEX

Exhibit	Description

99.1	Press release, dated September 12, 2011, announcing receipt of determination from NYSE Amex to delist the Company’s Class B common stock.

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